UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 24, 2016

ATLANTIC ALLIANCE PARTNERSHIP CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-37360	N/A
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

590 Madison Avenue New York, New York 10022
(Address of principal executive offices, including Zip Code)

(212) 409-2434

(Registrant's telephone number, including area code.)

Not Applicable

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 24, 2016, Atlantic Alliance Partnership Corp. (the “Company”) issued an announcement (the “Announcement”) pursuant to the U.K. City Code on Takeovers and Mergers disclosing, among other things, that it approached the Board of TLA Worldwide plc with a proposal to combine the two companies. A copy of the Announcement is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01. Other Information.

As described in Item 7.01 above, on March 24, 2016, the Company issued the Announcement disclosing that it approached the Board of TLA Worldwide plc with a proposal to combine the two companies. A copy of the Announcement is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Rule 2.4 Announcement, dated March 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Date:	March 24, 2016	By:	/s/ Jonathan Mitchell
		Name:	Jonathan Mitchell
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Rule 2.4 Announcement, dated March 24, 2016.

4